Exhibit 5


                  REGISTRATION RIGHTS AGREEMENT



          This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of January 31, 1997 by WEI ACQUISITION CO., a Delaware corporation (the "Company"), and A&M INVESTMENT ASSOCIATES #3, LLC, (the "Affiliate") as the holders of the Registrable Shares (as defined below) and for the benefit of any Eligible Transferee (as defined below). Unless otherwise indicated, all capitalized terms used in this Agreement shall have the meanings given thereto in Section 1 of this Agreement, or if not defined in Section 1, in the section in which such term is used.


                             RECITALS

          WHEREAS, pursuant to the Debtors' First Amended Chapter 11 Plan, as Revised for Technical Corrections dated October 4, 1996 and Supplemental Amendments on December 2, 1996 and December 13, 1996 (the "POR") and an Asset Purchase Agreement dated as of January 31, 1997 (the "Asset Purchase Agreement"), the Company will acquire substantially all of the assets of Wherehouse Entertainment, Inc., and its parent, WEI Holdings, Inc., which companies are debtors and debtors-in-possession (collectively, the "Debtors"), in Case No. 95-911 (HSB) (Jointly Administered) in the Bankruptcy Court for the District of Delaware; and

          WHEREAS, the Company, Alvarez & Marsal, Inc. ("A&M"), of which the Affiliate is an affiliate, and certain of A&M's employees have entered into a Management Services Agreement dated as of January 31, 1997 (the "Management Services Agreement"), which will become effective on the Effective Date (as defined therein);

          WHEREAS, pursuant to the terms of the Management Services Agreement, the Company and the Affiliate entered into the Stock Subscription Agreement, pursuant to which the Affiliate agreed to purchase from Company, and Company agreed to sell to the Affiliate a number of shares of the New Common Stock, upon the terms and subject to the conditions set forth therein;

          WHEREAS, pursuant to the terms of the Management
Services Agreement, the Company and the Affiliate entered into the A&M Option Agreement, pursuant to which the Company granted to A&M the A&M Options upon the terms and conditions set forth in the A&M Option Agreement; and

          WHEREAS, pursuant to the terms of the Management
Services Agreement, the Company agreed to grant to the Affiliate the registration rights set forth in this Agreement in respect of the Registrable Shares.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable considerations, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.     DEFINITIONS.

          The terms set forth below are used herein as so defined:

          "A&M Options" means the options granted to the Affiliate and evidenced by the A&M Option Agreement.

          "A&M Option Agreement" means the Non-Transferable Stock
Option Agreement dated as of the date hereof between the Company and the Affiliate pursuant to which the A&M Options were granted.

          "Anti-Dilutive Adjustments" has the meaning given thereto in Section 2(b).

          "Asset Purchase Agreement" has the meaning given thereto in the first WHEREAS paragraph of the Recitals hereto.

          "Commission" means the Securities and Exchange
Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act.

          "Company" means WEI Acquisition Co., a Delaware corporation.

          "Demand Registration" means a registration requested pursuant to the terms of Section 2 hereof.

          "Effective Date" means the date the POR becomes effective.

          "Eligible Transferee" means any successor or permitted transferee, in a single transaction or series of related transactions, of all, but not less than all, of the Registrable
Shares.

          "Exchange Act" means the Securities Exchange Act of
1934, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Expiration Date" means the date that is two years after the later of (i) the expiration of the holding period under Rule 144 in respect of the Registrable Shares or (ii) the payment in full or cancellation of the Promissory Notes.

          "Holder" means the Affiliate or the Eligible
Transferee.

          "Indemnified Person" has the meaning assigned to that term in Section 8(a) hereof.

          "Inspectors" has the meaning assigned to that term in
Section 6(e) hereof.

          "Management Services Agreement" has the meaning given thereto in the second WHEREAS paragraph of the Recitals hereto.

          "New Common Stock" means the common stock, par value
$0.01 per share, of the Company.

          "Participating Holder" means any Holder that has Registrable Shares registered for sale pursuant to a Registration
Statement.

          "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, or other entity.

          "Piggy-Back Registration" has the meaning assigned to that term in Section 3(a) of this Agreement.

          "POR" has the meaning given thereto in the first
WHEREAS paragraph of the Recitals hereto.

          "Promissory Notes" means the Secured Non-Recourse Promissory Note in the aggregate principal amount of $5,005,000 issued by the Affiliate in favor of the Company and the Secured Recourse Promissory Note in the aggregate principal amount of $335,000 issued by the Affiliate in favor of the Company.

          "Records" has the meaning assigned to that term in
Section 6(e) hereof.

          "Registrable Shares" means the shares of New Common Stock purchased by the Affiliate pursuant to the Stock Subscription Agreement and the shares of New Common Stock issued or issuable upon exercise of an A&M Option and held by a Holder from time to time. A share of New Common Stock will cease to be a Registrable Share when (a) a registration statement covering a Registrable Share has been declared effective by the Commission and such share has been disposed of by a Holder pursuant to such effective registration statement, (b) the Registrable Share or an A&M Option (in respect thereof) is transferred to a Person other than an Eligible Transferee, or (c) such share (after initial issuance) or an A&M Option (in respect thereof) is held by the Company or one of its subsidiaries or otherwise ceases to be outstanding.

          "Registration Expenses" has the meaning assigned that term in Section 7 hereof.

          "Registration Statement" means any registration statement or comparable document under the Securities Act through which a public sale or disposition of the Registrable Shares may be registered, including the prospectus, amendments and supplements to such registration statement, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

          "Requesting Holders" has the meaning assigned to that term in Section 2(a) of this Agreement.

          "Requisite Holders" means Holders holding at least 25% of the total number of Registrable Shares of New Common Stock that were issued or issuable pursuant to the Stock Subscription
Agreement or upon exercise of any A&M Option.

          "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Selling Holder" means a Holder who is selling Regis-trable Shares pursuant to a Registration Statement under this Agreement.

          "Stock Subscription Agreement" means the Stock Subscription Agreement dated as of the date hereof between the Company and the Affiliate pursuant to which the Affiliate purchased a number of shares of New Common Stock from the Company.

Section 2.     DEMAND REGISTRATION RIGHTS.

          (a) At any time after any shares of New Common Stock shall have been registered under the Securities Act but prior to the Expiration Date, Requisite Holders may by written notice to the Company request that the Company register all or a portion of the Registrable Shares held by such Holders under the Securities Act and register or qualify under applicable state securities laws and, subject to the provisions of this Agreement, the Company shall use its reasonable best efforts to effect such demand registration promptly; provided, however, that the Company shall have no obligation under this Section 2(a) if the public sale of the shares by the Holders is then covered under any other Registration Statement (including, pursuant to Section 3 hereof) that includes such shares on a continuing basis.

          Each notice to the Company shall set forth (i) the names of the Requisite Holders requesting registration ("Requesting Holders") and the number of shares to be sold by each and (ii) the proposed manner of sale. Within ten (10) days after receipt of notice from the Requisite Holders, the Company shall notify any Holder who is not a party to the written notice served on the Company and offer to them the opportunity to include their shares in such registration. Each such Holder shall have 20 days following delivery of such notice to elect, by notice to the Company, to have such Holder's Registrable Shares included in such registration. The Company shall have no obligation to effect any Demand Registration under this Section 2 unless the number of Registrable Shares in such Demand Registration shall be equal to at least 250,000 shares or, if lesser, the remaining Registrable Shares (including shares subject to the A&M Options) but not less than 125,000 shares, each of such numbers to be subject to adjustment as contemplated by Section 8 of the A&M Option Agreement (the "Anti-Dilutive Adjustments"). The maximum number of such demands under this
Section 2 shall be one (1); provided, however, that no such demand may be made after the Expiration Date. A Registration Statement will not count as a Demand Registration hereunder unless it is declared effective by the Commission and remains effective for at least ninety (90) days or such shorter period which shall terminate when all of the Registrable Shares covered by such Demand Registration have been sold pursuant to such Demand Registration; provided, however, that in the event a Registration Statement is withdrawn at the request of the Requesting Holders (other than a withdrawal pursuant to Section 2(c) of this Agreement), such Requesting Holders will forfeit the demand registration rights granted pursuant to this Section 2. These rights are in addition to, and shall not limit, the registration rights of the Holders of Registrable Shares granted pursuant to Section 3 hereunder.

          (b) If the managing underwriter of an underwritten offering under this Section 2 advises the Company in writing that in its opinion the number of shares requested to be included in such registration (including, without limitation, shares to be included in such registration pursuant to "piggyback" rights heretofore or hereafter granted by the Company) exceeds the number which can be sold in such offering, the Company will include in such registration only the number of shares which in the opinion of such underwriter can be sold. If the number of shares which can be sold is less than the number of shares proposed to be registered, the amount to be so registered shall be allocated pro rata among the Holders of Registrable Shares desiring to participate in such registration and among other holders of shares of New Common Stock requested to be included in such registration, based on the numbers of shares initially proposed to be registered by all such holders.

          (c) The Company shall not be obligated to effect any Demand Registration within three (3) months after the effective date of a previous registration for an underwritten offering under which the Holders had piggyback rights pursuant to Section 3 hereof (irrespective of whether such rights were exercised). The Company may (i) postpone for up to 60 days the filing or the effectiveness of a Registration Statement for a Demand Registration if, based on the good faith judgment of the Company's Board of Directors, such registration and offering would materially interfere with any material financing, acquisition, corporate reorganization, security offering or other material transaction, or such postponement or withdrawal is necessary in order to avoid premature disclosure of a matter the Board of Directors of the Company has determined would not be in the best interest of the Company to be disclosed at such time or
(ii) postpone the filing of a Demand Registration for a period of not more than 60 days in the event the Company shall be required to prepare audited financial statements as of a date other than its fiscal year end (unless the Holders requesting such registration agree to pay the expenses of such an audit); provided, however, that in no event shall the Company withdraw a Registration Statement under clause (i) after such Registration Statement has been declared effective; and provided, further, that in any of the events described in clause (i) or (ii) above, the Holders initiating the request for such Demand Registration shall be entitled to withdraw such request (without expense to such Holders) and, if such request is withdrawn, such Demand Registration shall not count as a permitted Demand Registration. The Company shall provide prompt written notice to the Requesting Holders of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this paragraph (c), (y) the Company's decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement.

          (d) If any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, the Company shall have the right to select the managing underwriter(s) to administer the offering, subject to the approval of the Holders of a majority in interest of the Registrable Shares initiating the request for registration, which approval shall not be unreasonably withheld.

Section 3.     PIGGY-BACK REGISTRATION RIGHTS.

          (a) If the Company, at any time prior to the Expiration Date, proposes to register any New Common Stock under the Securities Act (other than pursuant to Section 2 of this Agreement or pursuant to a registration statement on a form exclusively for the sale or distribution of securities by the Company to employees of the Company or its subsidiaries or for use exclusively in connection with a business combination) whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Shares, it will give prompt written notice to all Holders of the Company's intention to effect such a registration and include in such registration all Registrable Shares with respect to which the Company has received written notice from a Holder for inclusion therein within 20 days after the date of the Company's notice; provided, that:

               (i) if, at any time after giving written notice of its intention to register any shares and, prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such shares, the Company may, at its election, give written notice of such determination to each Holder requesting inclusion therein, and, thereupon, the Company shall be relieved of its obligation to register any Registrable Shares in connection with such withdrawn of unfiled registration (but not of its obligation to pay the Registration Expenses in connection therewith);

               (ii) if such registration shall be in connection with an underwritten public offering and the managing underwriter shall advise the Company in writing that in its opinion the number of shares requested to be included in such registration exceeds the number of such securities which can be sold in such offering or would have an adverse impact on the price of such securities, the amount to be registered shall be allocated first, to the Company if such registration is not being effected as a result of the exercise of any demand registration rights by a holder of the Company's securities, and second, pro rata among the Requesting Holders desiring to participate in such registration and the other holders of the Company's securities requested to be included in such registration, based on the numbers of shares initially proposed to be included by such holders. If such registration is being effected as a result of the exercise of any demand registration rights by a holder of the Company's securities, the amount of securities to be included in such registration shall be allocated pro rata among the Holders of Registrable Shares desiring to participate in such registration, the Company and among other holders of the Company's securities requested and entitled to be included in such registration, based on the numbers of shares initially proposed to be registered by the Company and all such holders;

               (iii) with respect to any unissued shares to be included therein, the Holder delivers a commitment to timely exercise the A&M Options prior to the effective date of the registration for inclusion therein of such shares, if the Registration Statement does not otherwise contemplate a continuing or "shelf" registration of shares issuable under the A&M Options; and

               (iv) the number of shares to be sold by the Holders is not less than 50,000 (subject to Anti-Dilutive
     Adjustments).

          (b) If any Registration pursuant to this Section 3 is an underwritten primary offering, the Holders shall not have the right to select the managing underwriter to administer such offering.

          (c) The maximum number of Piggy-Back Registrations under this Section 3 shall be two.

Section 4.     SUSPENSION OF EFFECTIVENESS.

          The Company's obligations under Section 2(a) and
Section 3(a) shall not restrict its ability to suspend the effectiveness of, or direct Holders not to offer or sell securities under, any Demand Registration or a Piggy-Back Registration, at any time, for such reasonable period of time not to exceed 60 days which the Company believes is necessary to prevent the premature disclosure of any events or information having a material effect on the Company. In addition, the Company shall not be required to keep a Piggy-Back Registration or any Demand Registration, effective, or may, without suspending such effectiveness, instruct the holders of Registrable Shares included in a Piggy-Back Registration or any Demand Registration, not to sell such securities, during any period during which the Company is instructed, directed, ordered or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales.

Section 5.     HOLDBACK AGREEMENT.

          (a) In the event of any filing of a prospectus supplement or the commencement of an underwritten public distribution of New Common Stock under a Registration Statement, whether or not Registrable Shares are included, each Holder agrees not to effect any public sale or distribution of New Common Stock (except as part of such underwritten public distribution), including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during a period designated by the Company in a written notice duly given to the Holders in accordance with Section 10(b), which period shall commence approximately 14 days prior to the effective date of any such filing of such prospectus supplement or the commencement of such underwritten public distribution of New Common Stock under a Registration Statement and shall continue for up to 134 consecutive days.

          (b) The foregoing provisions shall not apply to any Holder to the extent such Holder is prohibited by applicable law from agreeing to withhold from sale pursuant to a binding commitment entered into prior to receipt of the notice contemplated by Section 5(a).

Section 6.     REGISTRATION PROCEDURES.

          Except as otherwise expressly provided herein and subject to Section 7, in connection with any registration of Registrable Shares pursuant to this Agreement, the Company shall, as expeditiously as possible:

          (a)  prepare and file with the Commission a
Registration Statement on the appropriate form with respect to such Registrable Shares and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or prospectus or any amendments or supplements thereto, furnish to each Selling Holder copies of such Registration State-ment and such other documents as proposed to be filed (including copies of any document to be incorporated by reference therein), and thereafter furnish to each Selling Holder such number of copies of such Registration Statement, each amendment and supplement thereto (including copies of any document to be incorporated by reference therein), at the written request of the Selling Holder, including all exhibits thereto, the prospectus included in such registration statement (including each preliminary prospectus), and, promptly after the effectiveness of a Registration Statement, the definitive final prospectus filed with the Commission, and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Selling Holder;

          (b) use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions within the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(b), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (c) notify each Selling Holder of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement (including any document to be incorporated by reference therein) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Selling Holder, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment;

          (d) in connection with an underwritten public offering, enter into customary agreements (including, if requested, an underwriting agreement), reasonably satisfactory in form and substance to the Company, and take such other actions in connection therewith as the Holders of at least a majority in interest of the Registrable Shares being sold or the underwriter shall reasonably request in order to consummate the disposition of such Registrable Shares;

          (e) make available for inspection during business hours on reasonable advance notice by any Selling Holder of such Registrable Shares, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other professional retained by any such Selling Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Shares further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give written notice to the Company, and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records it deemed confidential. Each Selling Holder of such Registrable Shares further agrees that information obtained by it as a result of such inspections which is deemed confidential by the Company shall not be used or disclosed by it, and it shall cause each of its Inspectors not to use or disclose such confidential information, as the basis for any market transactions in securities of the Company or for any purpose other than any due diligence review with respect to decisions regarding such Selling Holder's investment in the Registrable Shares, unless and until such information is made generally available to the public;

          (f) in the event such sale is pursuant to an under-written offering, use its reasonable best efforts to obtain (i) a comfort letter or comfort letters from the Company's independent public accountants in customary form and covering such financial and accounting matters of the type customarily covered by comfort letters as the Selling Holders of a majority in interest of the Registrable Shares being sold or the managing underwriter reasonably request, and (ii) an opinion or opinions from counsel for the Company, addressed to the underwriters, covering the matters customarily covered in opinions given by counsel in similar transactions; and

          (g) notify the Selling Holders and the managing under-writers, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when the Registration Statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose and the Company shall promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued and
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

          The Company may require each Selling Holder of Regis-trable Shares as to which any registration is being effected to furnish to the Company such information regarding the Selling Holder and the distribution of such Registrable Shares as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. Each Selling Holder agrees, by its acquisition of Registrable Shares and its acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Selling Holder not materially misleading.

          Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 4, 6(c), (g)(ii) or (g)(iii) hereof, such Holder will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(c) hereof, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice under Section 6(c), (g)(ii) or (g)(iii), the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 6(c) hereof to and including the date when each Holder of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 6(c) hereof.

Section 7.     REGISTRATION EXPENSES.

          All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel of the Company and counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Shares), fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc., and with listing on any national securities exchange or exchanges in which listing may be sought, printing expenses, messenger and delivery expenses, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne (i) by the Company in respect of a Piggy-Back Registration and (ii) by the Selling Holders in respect of any Demand Registration, in each case whether or not any registration statement becomes effective; provided that in no event shall Registration Expenses payable by the Company include any (A) underwriting discounts, commissions, or fees attributable to the sale of the Registrable Shares, (B) fees and expenses of any counsel, accountants, or other persons retained or employed by the Holders or underwriters, or (C) transfer taxes, if any.

Section 8.     INDEMNIFICATION; CONTRIBUTION.

          (a) Indemnification by Company. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Shares, its officers, directors, partners and agents and each Person, if any, who controls such Selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and judgments (including, the reasonable legal expenses incurred in connection with any action, suit or proceeding) arising out of or based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a registration hereunder or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to Company and relating to action or inaction required by the Company in connection with any such registration; provided, however, that the Company shall not be liable for any losses, claims, damages, liabilities or judgments arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf for use therein, or by any Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendment or supplement thereto after being furnished with a sufficient number of copies thereof by the Company.

          (b) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Indemnified Person in respect of which indemnity may be sought from the Company, such Indemnified Person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of all reasonable expenses. Such Indemni-fied Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Company has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Person and the Company, and such Indemnified Person shall have been advised in writing by the counsel employed by the Company in accordance with the provisions of this Section 8(b) that there exists a conflict of interest between such Indemnified Person and the Company with respect to such claim (in which case, if such Indemnified Person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Person and any other Indemnified Persons, which firm shall be designated in writing by a majority of such Indemnified Persons and be reasonably acceptable to the Company). The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's prior written consent, but if settled with its prior written consent, or if there be a final, unappealable judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Persons from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

          (c) Indemnification by Holders of Registrable Shares. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf for use in any Registration Statement or prospectus or any amendment or supplement thereto, or any preliminary prospectus or by any Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendment or supplement thereto after being furnished with a sufficient number of copies thereof by the Company. In case any action or proceeding shall be brought against the Company or its directors, officers or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its directors, officers or agents or such controlling person shall have the rights and duties given to such Selling Holder by the preceding Section 8(b).

          (d) Contribution. If the indemnification provided for in this Section 8 is unavailable to or unenforceable by the Company or the Indemnified Persons in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportions as is appropriate to reflect the relative fault of the Company and the Indemnified Persons in connection with the actions or inactions which resulted in such losses, claims, damages, liabilities and judgments, as well as any other relevant equitable considerations (including the relative fault and indemnification or contribution obligations of other relevant parties). The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Indemnified Persons agree that it would not be just and equitable if contribution pursuant to this
Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 9.     PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

          No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (c) agrees to pay such Person's pro rata portion of all underwriting discounts, commissions and fees.

Section 10.    MISCELLANEOUS.

          (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in interest of the Registrable Shares. Notwithstanding the foregoing, (i) if a waiver or consent to departure from the provisions hereof does not adversely affect the rights of all of the Holders, the Company shall not be required to obtain the consent of any such Holder not adversely affected thereby, and (ii) if such waiver or consent to departure relates exclusively to the rights of Holders whose Registrable Shares are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other Holders, such waiver or consent to departure may be given by Holders of a least a majority in interest of the Registrable Shares being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be delivered personally or by first-class mail, telecopier or overnight courier:

               (i) if to a Holder of Registrable Shares, at the most current address set forth on the books of the Company, and

               (ii) if to the Company, initially at 19701
     Hamilton Avenue; Torrance, California  90502-1334,
     Attention: Henry Del Castillo, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(b).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if person-ally delivered; five business days after being deposited in the mail (postage prepaid), if mailed; upon receipt of a telecopy confirmation sheet, if telecopied; and on the day delivered if sent by an air courier guaranteeing overnight delivery.

          (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and, to the extent set forth herein, the assigns of each of the parties, including without limitation and without the need for an express assignment, Eligible Transferees.

          (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (f)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED UNDER AND INTERPRETED IN ACCORDANCE WITH THE
INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO
CONFLICTS OF LAW PRINCIPLES.

          (g) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable any such provision in any other jurisdiction.

          (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agree-ment and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (i) Effectiveness. This Agreement shall become effective on the Effective Date.

    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the Company and the Holder have executed this Agreement as of the date first written above.

                              COMPANY:

                              WEI ACQUISITION CO.


                              By ______________________________
                                 Name:
                                 Title:


                              HOLDER:

                              A&M INVESTMENT ASSOCIATES #3, LLC


                              By ______________________________
                                 Name:
                                 Title:



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